EXHIBIT 10.18

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of November 30, 2006, is made by and between IWC SERVICES, LLC, a Texas limited liability company (“Borrower”) and WELLS FARGO BANK, National Association (“Lender”), acting through its WELLS FARGO BUSINESS CREDIT operating division.

RECITALS

Borrower, Boots & Coots International Well Control, Inc. (“BNC”) and Lender are parties to the Credit and Security Agreement dated as of March 3, 2006 (as amended, restated, amended and restated or extended from time to time, the “Credit Agreement”).

Borrower has requested that certain amendments and a waiver be made to the Credit Agreement in connection with HWCES’ proposed acquisition of the Rig Assist Unit - 460K unit and related equipment from Odfjell Drilling AS, a Norwegian company (the “RAS Equipment”) on or about November 30, 2006, with the RAS Equipment to be acquired using HWCES’ available cash on-hand for an aggregate purchase price not to exceed U.S. $3,600,000 plus the related transportation and set-up costs not to exceed $200,000 in the aggregate and free of any Liens thereon (the “RAS Equipment Acquisition”), which Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.    Consent to Acquisition of RAS Equipment. As of the Effective Date, Lender consents to the RAS Equipment Acquisition and waives the Default arising solely on account of HWCES contracting to incur the Capital Expenditures for the RAS Equipment Acquisition before the Effective Date.

2.    Amendments to the Credit Agreement. As of the Effective Date, the Credit Agreement shall be amended as follows:

(a)    The definition of “Unfinanced Capital Expenditures” appearing in Section 1.1 of the Credit Agreement shall be amended and restated, in its entirety, to read as follows:

“Unfinanced Capital Expenditures” means Capital Expenditures paid in cash (other than cash that constitutes the proceeds of Indebtedness). However, for purposes of this definition, Capital Expenditures incurred using the proceeds of a Revolving Advance shall constitute Unfinanced Capital Expenditures, and the RAS Equipment Capital Expenditures shall not constitute Unfinanced Capital Expenditures.

(b)    A definition for “RAS Equipment Acquisition” shall be added to Section 1.1 of the Credit Agreement in its proper alphabetical location:

“RAS Equipment Acquisition” means HWCES’ acquisition of the Rig Assist Unit - 460K unit and related equipment from Odfjell Drilling AS, a Norwegian company (the “RAS Equipment”) on or about November 30, 2006, with the RAS Equipment to be acquired using HWCES’ available cash on-hand for an aggregate purchase price not to exceed U.S. $3,600,000 (said purchase price, together with the costs for transporting the RAS Equipment from Bergen, Norway to Qatar and other costs to place the RAS Equipment in service not to exceed $200,000 in the aggregate, being collectively the “RAS Equipment Capital Expenditures”) and free of any Liens thereon.

(c)    Section 6.2(c) of the Credit Agreement shall be amended and restated, in its entirety, to read as follows:

(c)    Capital Expenditures. BNC and its Subsidiaries, including Borrower, will not incur (i) Unfinanced Capital Expenditures of more than $4,500,000 in the aggregate during any fiscal year and (ii) Capital Expenditures (whether financed or Unfinanced Capital Expenditures) of more than $10,000,000 in the aggregate plus the RAS Equipment Capital Expenditures incurred during any fiscal year.

3.    No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

4.    Conditions Precedent. This Amendment shall be effective when Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to Lender in its sole discretion (the date on which these conditions are satisfied shall be the “Effective Date”):

(a)    Originals of the Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditor set forth at the end of this Amendment, duly executed by each Guarantor and the Subordinated Creditor.

(b)    All representations and warranties made under this Amendment shall be true, correct and complete.

(c)    Such other matters as Lender may require in its Permitted Discretion.

5.    Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

(a)    Borrower and each Guarantor have all requisite power and authority to execute this Amendment and the Acknowledgement and Agreement of Guarantors, as applicable and to perform all of their obligations under this Amendment and the Acknowledgement and Agreement of Guarantors, and this Amendment and the Acknowledgement and Agreement of Guarantors have been duly executed and delivered by Borrower and the Guarantors, as applicable, and constitute the legal, valid and binding obligations of such parties, enforceable in accordance with their respective terms.

(b)    The execution, delivery and performance by Borrower and Guarantors of this Amendment and the Acknowledgement and Agreement of Guarantors have been duly authorized by all necessary action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower or any Guarantor, or any governing document of Borrower or any Guarantor, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any Guarantor is a party or by which it or its properties may be bound or affected.

(c)    Except for the Default to be waived pursuant to Section 1 hereof, no Default or Event of Default exists under the Credit Agreement before or after giving effect to this Amendment.

(d)    All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

6.    References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

7.    No Other Waiver. Except as set forth in Section 1 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.

8.    Release. BORROWER, AND EACH GUARANTOR BY SIGNING THE ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS SET FORTH BELOW, EACH HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES LENDER, AND ANY AND ALL PARTICIPANTS, PARENT CORPORATIONS, SUBSIDIARY CORPORATIONS, AFFILIATED CORPORATIONS, INSURERS, INDEMNITORS, SUCCESSORS AND ASSIGNS THEREOF, TOGETHER WITH ALL OF THE PRESENT AND FORMER DIRECTORS, OFFICERS, ATTORNEYS, AGENTS AND EMPLOYEES OF ANY OF THE FOREGOING, FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH BORROWER OR SUCH GUARANTOR HAS HAD, NOW HAS OR HAS MADE CLAIM TO HAVE AGAINST ANY SUCH PERSON FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE EFFECTIVE DATE, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, DEMANDS OR CAUSES OF ACTION ARISING IN WHOLE OR PART FROM THE NEGLIGENCE OR STRICT LIABLITY OF LENDER OR ANY OTHER RELEASED PARTY.

9.    Severability. If any term or provision of this Amendment is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

10.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign any rights thereunder or any interest therein without Lender’s prior written consent.

12.    Costs and Expenses. Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse Lender on demand for all costs and expenses incurred by Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agrees to pay all fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrower hereby agrees that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrower, make a loan to Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

13.    Miscellaneous. This Amendment, the Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditor (i) may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument and (ii) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. Capitalized terms used in this Amendment and the Acknowledgments attached hereto have the meanings given to them in the Credit Agreement unless otherwise specified. This Amendment shall be governed and construed in accordance with the laws of the State of Texas.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above to be effective as of the Effective Date.

IWC SERVICES, LLC, a Texas limited liability company

By:	/s/ Jerry Winchester
Name: Jerry Winchester
Title: President and CEO

WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division

By:	/s/ John Wattinger
Name: John Wattinger
Title: Vice-President

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each undersigned, each a guarantor of the indebtedness and other obligations of Borrower to Lender pursuant to a separate Guaranty each dated as of March 3, 2006 (each a “Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 8 of the Amendment) and execution thereof; (iii) reaffirms its obligations to Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of Borrower’s present and future indebtedness and other obligations to Lender.

BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
BOOTS & COOTS SERVICES, INC.
BOOTS & COOTS SPECIAL SERVICES, INC.
ELMAGCO, INC.
HELL FIGHTERS, INC.
HWC LIMITED
IWC ENGINEERING, INC.

By:	/s/ Jerry Winchester
Name: Jerry Winchester
Title: President and CEO of each entity above

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITORS

The undersigned, a subordinated creditor of BNC pursuant to each Senior Subordinated Promissory Note, hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; (iii) reaffirms the terms of each Senior Subordinated Promissory Note; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of Borrower or enter into any agreement or extend additional or other credit accommodations (in each case subject to any limitations set forth in the respective Senior Subordinated Promissory Note), without notifying or obtaining the consent of the undersigned except as may be expressly required under the terms of each Senior Subordinated Promissory Note.

OIL STATES ENERGY SERVICES, INC.
(formerly known as HWC Energy Services, Inc.)

By:	/s/ Cindy Taylor
Name:	Cindy Taylor
Title:	President